FINANCIAL INSTRUMENTS	12 Months Ended
Dec. 31, 2020
Financial Instruments
FINANCIAL INSTRUMENTS
13.	FINANCIAL INSTRUMENTS

The Company's financial instruments consist of cash and cash equivalents, amounts receivable and accounts payable and accrued liabilities. The fair value of these financial instruments approximates their carrying values, unless otherwise noted, due to the short maturities of these instruments or the discount rate applied. Warrant liabilities are valued at fair value as described in note 2(h).

The Company's risk exposures and their impact on the Company's financial instruments are summarized below:

(a)	Credit risk

The Company's credit risk is primarily attributable to cash and cash equivalents and amounts receivable. The Company has no significant concentration of credit risk arising from operations. Cash and cash equivalents are held with reputable financial institutions, from which management believes the risk of loss to be remote. Financial instruments included in amounts receivable consists of HST tax due from the Federal Government of Canada and interest receivable from interest saving account and short-term promissory notes. Management believes that the credit risk concentration with respect to financial instruments included in amounts receivable is remote.

(b)	Liquidity risk

The Company's approach to managing liquidity risk is to ensure that it will have sufficient liquidity to meet liabilities when due and when appropriate will scale back its operations. As at December 31, 2020, the Company had cash and cash equivalents of $25,468,805 (December 31, 2019: $814,492) to settle liabilities of $7,330,946 (December 31, 2019: $11,441,968) excluding warrant liabilities of $36,316,681 (December 31, 2019: $3,621,444).
The Company currently does not generate any sales revenue. It generates interest income on its cash balances and revenue from its license and development agreements as described in note 2(n). The Company believes that with its current financial resources and expected revenues from license and development agreements, the Company expects to be able to continue operations for the foreseeable future.  As at December 31, 2020, the Company is primarily dependent upon financing to fund its research and design relating to its Enos system and operating expenses.

The ability of the Company to arrange financing in the future will depend in part upon prevailing capital market conditions and the business success of the Company. There can be no assurance that the Company will be successful in its efforts to arrange additional financing on terms satisfactory to the Company. If additional financing is raised by the issuance of shares or convertible securities from treasury, control of the Company may change, and shareholders may suffer additional dilution. If adequate funds are not available, or are not available on acceptable terms, the Company may not be able to take advantage of opportunities, or otherwise continue its technology development program and may be required to operate under a reduced development program.

(c)	Market risk

Market risk is the risk of loss that may arise from changes in market factors such as interest rates and foreign exchange rates.

i.	Interest rate risk

The Company has cash balances and no interest-bearing debt. The Company’s current policy is to invest excess cash in interest savings accounts and short-term promissory notes. The Company periodically monitors the investments it makes and is satisfied with the credit risk of its bank.

ii.	Foreign currency risk

The Company’s functional currency is the U.S. dollar. Expenditures transacted in foreign currency are converted to U.S. dollars at the rate in effect when the transaction is initially booked. The gain or loss on exchange, when the transaction is settled, is booked to the Statement of Net and Comprehensive Loss. Management acknowledges that there is a foreign exchange risk derived from currency conversion and believes this risk to be low as the Company now maintains a minimum balance of Canadian dollars.

(d)	Sensitivity analysis

Cash equivalents include cash balances and amounts on deposit in interest savings account and short-term promissory notes. Sensitivity to a plus or minus 1% change in interest rates could affect annual net loss by $161,549 (December 31,2019: $62,071) based on the current level of cash invested in cash equivalents.

A strengthening of the U.S. dollar at December 31, 2020, as indicated below, against current assets and accounts payable and accrued liabilities denominated in Canadian currency of CDN $366,767 (December 31, 2019: $556,276) and warrant liability of CDN $5,497,342 (December 31, 2019: $868,855) would result in increased equity and an increased profit for the year of $219,010 (December 31, 2019: $32,541) as shown on the chart below. This analysis is based on foreign currency exchange rate variances that the Company considers to be reasonably possible at the end of the reporting period. The analysis assumes that all other variables, in particular, interest rates, remain constant. The sensitivity analysis is performed on the same basis for December 31, 2019.

5% strengthening	December 31, 2020	December 31, 2019

Canadian dollar current assets	$(7,659)	$(19, 687)
Canadian dollar accounts payable and accrued liabilities	226,669	52,228
Change in profit (loss)	$219,010	$32,541

A weakening of the U.S. dollar against the Canadian dollar at December 31, 2020, and December 31, 2019, would have had the equal but opposite effect on the above currencies to the amount shown above, on the basis that all other variables remain constant.